Exhibit 99.1

Footnotes to Form 4

(1)
The shares of common stock were sold in connection with a public offering of the common stock of the Issuer pursuant to the prospectus dated November 7, 2022, and accompanying registration statement on Form S-3 (File No. 333-268197). The shares were sold at a price per share equal to the public offering price.

(2)
Represents shares of common stock sold by the following entities: (i) 179,796 shares of common stock sold by Advent International GPE VIII Limited Partnership; (ii) 195,153 shares of common stock sold by Advent International GPE VIII-B-1 Limited Partnership; (iii) 145,509 shares of common stock sold by Advent International GPE VIII-B-2 Limited Partnership; (iv) 227,214 shares of common stock sold by Advent International GPE VIII-B-3 Limited Partnership; (v) 548,394 shares of common stock sold by Advent International GPE VIII-B Limited Partnership; (vi) 89,571 shares of common stock sold by Advent International GPE VIII-C Limited Partnership; (vii) 76,605 shares of common stock sold by Advent International GPE VIII-D Limited Partnership; (viii) 22,701 shares of common stock sold by Advent International GPE VIII-F Limited Partnership; (ix) 201,117 shares of common stock sold by Advent International GPE VIII-H Limited Partnership; (x) 187,014 shares of common stock sold by Advent International GPE VIII-I Limited Partnership; (xi) 183,780 shares of common stock sold by Advent International GPE VIII-J Limited Partnership (the funds set forth in the foregoing clauses (i)-(xi), the “Advent VIII Luxembourg Funds”); (xii) 421,737 shares of common stock sold by Advent International GPE VIII-A Limited Partnership; (xiii) 85,311 shares of common stock sold by Advent International GPE VIII-E Limited Partnership; (xiv) 144,693 shares of common stock sold by Advent International GPE VIII-G Limited Partnership; (xv) 86,232 shares of common stock sold by Advent International GPE VIII-K Limited Partnership; (xvi) 78,369 shares of common stock sold by Advent International GPE VIII-L Limited Partnership (the funds set forth in the foregoing clauses (xii)-(xvi), the “Advent VIII Cayman Funds”); (xvii) 6,636 shares of common stock sold by Advent Partners GPE VIII Limited Partnership; (xviii) 41,358 shares of common stock sold by Advent Partners GPE VIII Cayman Limited Partnership; (xix) 7,974 shares of common stock sold by Advent Partners GPE VIII-A Limited Partnership; (xx) 5,517 shares of common stock sold by Advent Partners GPE VIII-A Cayman Limited Partnership; and (xxi) 65,319 shares of common stock sold by Advent Partners GPE VIII-B Cayman Limited Partnership (the funds set forth in the foregoing clauses (xvii)-(xxi), the “Advent VIII Partners Funds” and together with the Advent VIII Luxembourg Funds and the Advent VIII Cayman Funds, the “Advent VIII Funds”).

Exhibit 99.1
(3)
Following the reported transactions, Advent International Corporation (“Advent”) manages funds that collectively own 34,539,784 shares of common stock of the Issuer, which are represented as follows: (i) 2,070,038 shares of common stock held by Advent International GPE VIII Limited Partnership; (ii) 2,246,847 shares of common stock held by Advent International GPE VIII-B-1 Limited Partnership; (iii) 1,675,283 shares of common stock held by Advent International GPE VIII-B-2 Limited Partnership; (iv) 2,615,975 shares of common stock held by Advent International GPE VIII-B-3 Limited Partnership; (v) 6,313,799 shares of common stock held by Advent International GPE VIII-B Limited Partnership; (vi) 1,031,255 shares of common stock held by Advent International GPE VIII-C Limited Partnership; (vii) 881,974 shares of common stock held by Advent International GPE VIII-D Limited Partnership; (viii) 261,362 shares of common stock held by Advent International GPE VIII-F Limited Partnership; (ix) 2,315,512 shares of common stock held by Advent International GPE VIII-H Limited Partnership; (x) 2,153,142 shares of common stock held by Advent International GPE VIII-I Limited Partnership; (xi) 2,115,908 shares of common stock held by Advent International GPE VIII-J Limited Partnership; (xii) 4,855,568 shares of common stock held by Advent International GPE VIII-A Limited Partnership; (xiii) 982,208 shares of common stock held by Advent International GPE VIII-E Limited Partnership; (xiv) 1,665,888 shares of common stock held by Advent International GPE VIII-G Limited Partnership; (xv) 992,811 shares of common stock held by Advent International GPE VIII-K Limited Partnership; (xvi) 902,283 shares of common stock held by Advent International GPE VIII-L Limited Partnership; (xvii) 76,403 shares of common stock held by Advent Partners GPE VIII Limited Partnership; (xviii) 476,165 shares of common stock held by Advent Partners GPE VIII Cayman Limited Partnership; (xix) 91,808 shares of common stock held by Advent Partners GPE VIII-A Limited Partnership; (xx) 63,519 shares of common stock held by Advent Partners GPE VIII-A Cayman Limited Partnership; and (xxi) 752,036 shares of common stock held by Advent Partners GPE VIII-B Cayman Limited Partnership.

(4)
GPE VIII GP S.à.r.l. is the general partner of the Advent VIII Luxembourg Funds. GPE VIII GP Limited Partnership is the general partner of the Advent VIII Cayman Funds. AP GPE VIII GP Limited Partnership is the general partner of the Advent VIII Partners Funds. Advent International GPE VIII, LLC is the manager of GPE VIII GP S.à.r.l. and the general partner of each of GPE VIII GP Limited Partnership and AP GPE VIII GP Limited Partnership. Advent is the manager of Advent International GPE VIII, LLC and may be deemed to have voting and dispositive power over the shares held by the Advent VIII Funds.

(5)
Each Reporting Person disclaims Section 16 beneficial ownership of the shares reported herein except to the extent of its pecuniary interest therein, if any, and the inclusion of these shares in this report shall not be deemed an admission of beneficial ownership of any of the reported shares for purposes of Section 16 or any other purpose.